Exhibit 32.1

CERTIFICATION PURSUANT TO18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Lighting Science Group Corporation (the “Company”) for the period ended March 31, 2012 (the “Report”), the undersigned hereby certify in their capacities as Chief Executive Officer and Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the undersigned’s knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 14, 2012	By:	/s/ JAMES HAWORTh
		Name:	James Haworth
		Title:	Chairman of the Board and Chief Executive Officer (Principal
Executive Officer)

Date: May 14, 2012	By:	/s/ GREGORY T. KAISER
		Name:	Gregory T. Kaiser
		Title:	Chief Financial Officer (Principal
Financial and Accounting Officer)